Income tax - Reconciliation (Details) - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Income tax
Loss before Income Tax	$ (127,210)	$ (34,075)
Statutory Tax Rate	27.00%	27.00%
Expected income tax recovery based on statutory rate	$ (34,347)	$ (9,200)
Impact of foreign income tax rate differential	1,825	(113)
Permanent and other differences	30,326	7,168
Non-deductible expenses	103
True-up	(100)
Tax benefits not recognized	813	$ 2,146
Impact of Brazilian tax credits	$ 1,380